Exhibit 99.1
Third Quarter 2010 Supplemental Financial Report
Some of the enclosed information presented in this supplemental and on the Company’s October 26, 2010 conference call is forward-looking in nature, including information concerning project development timing and investment amounts. Although the information is based on Kilroy Realty Corporation’s current expectations, actual results could vary from expectations stated here. Numerous factors will affect Kilroy Realty Corporation’s actual results, some of which are beyond its control. These include the timing and strength of regional economic growth, the strength of commercial and industrial real estate markets, competitive market conditions, future interest rate levels, our ability to complete and successfully integrate pending and recent acquisitions, and capital market conditions. You are cautioned not to place undue reliance on this information, which speaks only as of the date of this report. Kilroy Realty Corporation assumes no obligation to update publicly any forward-looking information, whether as a result of new information, future events or otherwise, except to the extent it is required to do so in connection with its ongoing requirements under Federal securities laws to disclose material information. For a discussion of important risks related to Kilroy Realty Corporation’s business, and an investment in its securities, including risks that could cause actual results and events to differ materially from results and events referred to in the forward-looking information, see the discussion under the caption “Risk Factors” in Kilroy Realty Corporation’s annual report on Form 10-K for the year ended December 31, 2009. In light of these risks, uncertainties and assumptions, the forward-looking events contained in this supplemental information and on the Company’s October 26, 2010 conference call might not occur.

1

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Table of Contents

Page
Corporate Data and Financial Highlights

Company Background	1-2
Financial Highlights	3-4
Common Stock Data	5
Consolidated Balance Sheets	6-7
Consolidated Statements of Operations	8-9
Funds From Operations and Funds Available for Distribution	10-11

Portfolio Data

Same Store Analysis	12-13
Stabilized Portfolio Occupancy Overview	14-20
Submarket Statistics	21
Lease Commencement Information by Segment	22-23
Stabilized Portfolio Capital Expenditures	24
Lease Expiration Summary and Lease Expirations by Region	25-30
Top Fifteen Tenants	31
2010 Acquisitions	32

Development

In-Process Redevelopment Project	33
Future Development Pipeline	34

Debt and Capitalization Data

Capital Structure	35-36
Debt Analysis	37-39
Debt Covenants	40

Non-GAAP Supplemental Measures	41-45

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Company Background
Kilroy Realty Corporation (NYSE: KRC) owns, develops, and operates office and industrial real estate in Southern California. The Company operates as a self-administered real estate investment trust. As of September 30, 2010, the Company’s stabilized portfolio consisted of 99 office buildings and 41 industrial buildings, which encompassed an aggregate of 9.8 million and 3.7 million rentable square feet, respectively, and was 86.4% occupied.

Board of Directors		Senior Management		Investor Relations
John B. Kilroy, Sr.	Chairman	John B. Kilroy, Jr.	President and CEO	12200 W. Olympic Blvd., Suite 200 Los Angeles, CA 90064 (310) 481-8400 Web: www.kilroyrealty.com E-mail: investorrelations@kilroyrealty.com
Edward F. Brennan, Ph.D.		Chris Corpuz	Executive VP, Acquisitions and Strategic Initiatives
William P. Dickey		Jeffrey C. Hawken	Executive VP and COO
Scott S. Ingraham		Tyler H. Rose	Executive VP and CFO
John B. Kilroy, Jr.		John T. Fucci	Sr. VP, Asset Management
Dale F. Kinsella		Heidi R. Roth	Sr. VP and Controller
		Steve Scott	Sr. VP, San Diego
		Justin W. Smart	Sr. VP, Development

Equity Research Coverage
Bank of America Merrill Lynch James Feldman	(646) 855-5808	ISI Group Steve Sakwa	(212) 446-9462

Citigroup Investment Research Michael Bilerman	(212) 816-1383	JMP Securities Mitch Germain	(212) 906-3546

Cowen and Company James Sullivan	(646) 562-1380	J.P. Morgan Anthony Paolone	(212) 622-6682

Credit Suisse Group Andrew Rosivach	(415) 249-7942	RBC Capital Markets Dave Rodgers	(440) 715-2647

Deutsche Bank Securities, Inc. John N. Perry	(212) 250-4912	Robert W. Baird & Company David Aubuchon	(314) 863-4235

FBR Capital Markets Srikanth Nagarajan	(646) 885-5429	Stifel, Nicolaus & Company John W. Guinee III	(443) 224-1307

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

Green Street Advisors Michael Knott	(949) 640-8780	UBS Investment Research Ross T. Nussbaum	(212) 713-2484
Kilroy Realty Corporation is followed by the analysts listed above. Please note that any opinions, estimates or forecasts regarding Kilroy Realty Corporation’s performance made by these analysts are theirs alone and do not represent opinions, forecasts or predictions of Kilroy Realty Corporation or its management. Kilroy Realty Corporation does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Financial Highlights
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended
	9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009
INCOME ITEMS (Including Discontinued Operations):
Revenues	$79,804		$72,416		$66,819		$67,379		$68,494
Lease Termination Fees	186		303		192		177		94
Net Operating Income (1)	56,866		51,033		48,795		48,667		49,166
Capitalized Interest and Debt Costs	2,690		2,810		2,584		2,733		2,614
Net (Loss) Income Available to Common Stockholders	(126)		(1,783)		4,886		(3,009)		8,111
EBITDA (1)(2)	49,576		43,330		41,771		30,978		42,005
Funds From Operations (1)(3)(4)	29,690		21,658		25,806		17,679		30,190
Funds Available for Distribution (1)(3)(4)	14,760		10,695		13,791		12,921		23,920
Net (Loss) Income Available to Common Stockholders per common share — diluted	$(0.01)		$(0.04)		$0.11		$(0.08)		$0.17
Funds From Operations per common share — diluted	$0.54		$0.41		$0.57		$0.39		$0.66
Dividends per share	$0.35		$0.35		$0.35		$0.35		$0.35
RATIOS (Including Discontinued Operations):
Operating Margins	71.3%		70.5%		73.0%		72.2%		71.8%
Interest Coverage Ratio (5)	3.4	x	3.5	x	3.8	x	2.9	x	4.0	x
Fixed Charge Coverage Ratio (6)	2.7	x	2.7	x	2.8	x	2.2	x	3.0	x
FFO Payout Ratio (7)	63.7%		87.3%		60.8%		88.8%		52.0%
FAD Payout Ratio (8)	128.0%		176.8%		113.7%		121.5%		65.7%

	9/30/2010		6/30/2010		3/31/2010		12/31/2009		9/30/2009
ASSETS:
Real Estate Held for Investment before Depreciation	$2,964,429		$2,953,609		$2,556,303		$2,520,083		$2,504,916
Total Assets	2,535,684		2,556,509		2,112,242		2,084,281		2,079,002
CAPITALIZATION:
Total Debt (9)	$1,174,421		$1,181,970		$1,031,514		$1,006,074		$986,788
Total Preferred Equity and Noncontrolling Interests (9)	201,500		201,500		201,500		201,500		201,500
Total Common Equity and Noncontrolling Interests (9)	1,791,973		1,605,996		1,382,129		1,376,221		1,244,747
Total Market Capitalization (9)	3,167,894		2,989,466		2,615,143		2,583,795		2,433,035
Total Debt / Total Market Capitalization	37.1%		39.6%		39.4%		39.0%		40.6%
Total Debt and Preferred / Total Market Capitalization	43.5%		46.3%		47.1%		46.8%		48.9%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

(1)	Please refer to pages 30 and 31 for Management Statements on Net Operating Income, EBITDA, Funds From Operations and Funds Available for Distribution.

(2)	Please refer to page 33 for a reconciliation of GAAP Net Income Available to Common Stockholders to EBITDA.

(3)	Please refer to page 6 for a reconciliation of GAAP Net Income Available to Common Stockholders to Funds From Operations and Funds Available for Distribution.

(4)	Reported amounts are attributable to common stockholders and common unitholders.

(5)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts.

(6)	Calculated as EBITDA divided by interest expense, excluding the noncash amortization of exchangeable debt discounts, current year accrued preferred dividends and distributions on Cumulative Redeemable Preferred units.

(7)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds From Operations.

(8)	Calculated as current-quarter dividends accrued to common stockholders and common unitholders (excluding dividend equivalents accrued to restricted stock unitholders) divided by Funds Available for Distribution.

(9)	See “Capital Structure” on page 26.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Common Stock Data (NYSE: KRC)

	Three Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
High Price	$34.39	$33.92	$32.60	$31.99	$30.75
Low Price	$32.13	$29.73	$26.75	$26.00	$18.67
Closing Price	$33.14	$29.73	$30.84	$30.67	$27.74

Dividends per share — annualized	$1.40	$1.40	$1.40	$1.40	$1.40

Closing common shares (in 000’s) (1)(2)	52,350	52,296	43,093	43,149	43,149
Closing common partnership units (in 000’s) (1)	1,723	1,723	1,723	1,723	1,723

	54,073	54,019	44,816	44,872	44,872

(1)	As of the end of the period.

(2)	In April 2010, the Company completed an underwritten public offering of 9,200,000 shares of its common stock.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Consolidated Balance Sheets

	(unaudited, $ in thousands)
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
ASSETS:
Land and improvements	$432,289	$434,792	$338,684	$335,932	$335,932
Buildings and improvements	2,245,618	2,247,549	1,950,408	1,920,543	1,909,876
Undeveloped land and construction in progress	286,522	271,268	267,211	263,608	259,108

Total real estate held for investment	2,964,429	2,953,609	2,556,303	2,520,083	2,504,916
Accumulated depreciation and amortization	(652,675)	(644,246)	(623,981)	(605,976)	(587,968)

Total real estate assets, net	2,311,754	2,309,363	1,932,322	1,914,107	1,916,948

Cash and cash equivalents	8,313	29,428	10,736	9,883	9,265
Restricted cash	3,265	3,485	32	2,059	2,936
Marketable securities	4,481	4,087	4,226	3,452	3,229
Current receivables, net	4,055	3,739	2,913	3,236	3,139
Deferred rent receivables, net	83,563	79,813	76,406	74,392	72,623
Note receivable	—	10,603	10,641	10,679	10,716
Deferred leasing costs and acquisition-related intangible assets, net	96,691	98,466	56,570	51,832	49,627
Deferred financing costs, net	14,574	10,078	7,651	8,334	4,393
Prepaid expenses and other assets, net	8,988	7,447	10,745	6,307	6,126

TOTAL ASSETS	$2,535,684	$2,556,509	$2,112,242	$2,084,281	$2,079,002

LIABILITIES, NONCONTROLLING INTEREST AND EQUITY:
Liabilities:
Secured debt, net	$315,150	$316,570	$267,014	$294,574	$296,788
Exchangeable senior notes, net	298,295	296,660	438,749	436,442	398,347
Unsecured senior notes, net	330,941	391,888	144,000	144,000	144,000
Unsecured line of credit	205,000	150,000	150,000	97,000	126,000
Accounts payable, accrued expenses and other liabilities	66,814	57,792	58,333	52,533	42,565
Accrued distributions	20,383	20,395	17,167	17,136	17,133
Deferred revenue and acquisition-related intangible liabilities, net	68,251	71,651	65,655	66,890	69,252
Rents received in advance and tenant security deposits	23,776	25,849	23,654	18,230	18,381

Total liabilities	1,328,610	1,330,805	1,164,572	1,126,805	1,112,466

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

	(unaudited, $ in thousands)
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/2009
Noncontrolling Interest:
7.45% Series A Cumulative Redeemable Preferred units of the Operating Partnership	73,638	73,638	73,638	73,638	73,638
Equity:
Stockholders’ Equity
7.80% Series E Cumulative Redeemable Preferred stock	38,425	38,425	38,425	38,425	38,425
7.50% Series F Cumulative Redeemable Preferred stock	83,157	83,157	83,157	83,157	83,157
Common stock	523	523	431	431	431
Additional paid-in capital	1,209,673	1,208,716	914,766	913,657	904,043
Distributions in excess of earnings	(230,215)	(211,555)	(191,190)	(180,722)	(162,391)

Total stockholders’ equity	1,101,563	1,119,266	845,589	854,948	863,665

Noncontrolling Interest
Common units of the Operating Partnership	31,873	32,800	28,443	28,890	29,233

Total equity	1,133,436	1,152,066	874,032	883,838	892,898

TOTAL LIABILITIES, NONCONTROLLING INTEREST AND EQUITY	$2,535,684	$2,556,509	$2,112,242	$2,084,281	$2,079,002

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Consolidated Statements of Operations
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	%Change	2010	2009	%Change
REVENUES:
Rental income	$72,608	$61,297	18.5%	$198,302	$186,959	6.1%
Tenant reimbursements	6,211	6,843	(9.2)%	18,412	21,898	(15.9)%
Other property income	985	354	178.2%	2,325	3,198	(27.3%

Total revenues	79,804	68,494	16.5%	219,039	212,055	3.3%

EXPENSES:
Property expenses	15,845	12,699	24.8%	42,408	37,611	12.8%
Real estate taxes	7,614	5,988	27.2%	20,132	18,260	10.3%
Provision for bad debts	(857)	243	(452.7)%	(843)	395	(313.4)%
Ground leases	336	398	(15.6)%	648	1,227	(47.2)%
General and administrative expenses	7,273	7,662	(5.1)%	21,096	22,023	(4.2)%
Acquisition-related expenses	354	—	100.0%	1,624	—	100.0%
Depreciation and amortization	30,054	21,968	36.8%	74,714	66,608	12.2%

Total expenses	60,619	48,958	23.8%	159,779	146,124	9.3%

OTHER (EXPENSES) INCOME:
Interest income and other net investment gains	337	501	(32.7)%	703	1,074	(34.5)%
Interest expense	(15,853)	(10,926)	45.1%	(40,897)	(35,041)	16.7%
Gain (loss) on early extinguishment of debt	—	3,119	(100.0)%	(4,564)	3,119	(246.3)%

Total other (expenses) income	(15,516)	(7,306)	112.4%	(44,758)	(30,848)	45.1%
INCOME FROM CONTINUING OPERATIONS	3,669	12,230	(70.0)%	14,502	35,083	(58.7)%
DISCONTINUED OPERATIONS
Loss from discontinued operations	—	—	—	—	(224)	(100.0)%
Net gain on dispositions of discontinued operations	—	—	—	—	2,485	(100.0)%

Total income from discontinued operations	—	—	—	—	2,261	(100.0)%
NET INCOME	3,669	12,230	(70.0)%	14,502	37,344	(61.2)%
Net loss (income) attributable to noncontrolling common units of the Operating Partnership	4	(320)	101.3%	(128)	(1,144)	88.8%

NET INCOME ATTRIBUTABLE TO KILROY REALTY CORPORATION	3,673	11,910	(69.2)%	14,374	36,200	(60.3)%
PREFERRED DISTRIBUTIONS AND DIVIDENDS:

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	%Change	2010	2009	%Change
Distributions on noncontrolling cumulative redeemable preferred units of the Operating Partnership	(1,397)	(1,397)	—	(4,191)	(4,191)	—
Preferred dividends	(2,402)	(2,402)	—	(7,206)	(7,206)	—

Total preferred distributions and dividends	(3,799)	(3,799)	—	(11,397)	(11,397)	—

NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS	$(126)	$8,111	(101.6)%	$2,977	$24,803	(88.0)%

Weighted average common shares outstanding — basic	52,274	42,935	21.8%	48,562	37,279	30.3%
Weighted average common shares outstanding — diluted	52,274	42,935	21.8%	48,565	37,297	30.2%
NET (LOSS) INCOME AVAILABLE TO COMMON STOCKHOLDERS PER SHARE
Net (loss) income available to common stockholders per share — basic	$(0.01)	$0.17	(105.9)%	$0.04	$0.64	(93.8)%

Net (loss) income available to common stockholders per share — diluted	$(0.01)	$0.17	(105.9)%	$0.04	$0.64	(93.8)%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Funds From Operations and Funds Available for Distribution
(unaudited, $ in thousands, except per share amounts)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	%Change	2010	2009	%Change
FUNDS FROM OPERATIONS: (1)
Net (loss) income available to common stockholders	$(126)	$8,111	(101.6)%	$2,977	$24,803	(88.0)%
Adjustments:
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(4)	320	(101.3)%	128	1,144	(88.8)%
Depreciation and amortization of real estate assets	29,820	21,759	37.0%	74,049	66,018	12.2%
Net gain on dispositions of discontinued operations	—	—	—	—	(2,485)	(100.0)%

Funds From Operations (2)	$29,690	$30,190	(1.7)%	$77,154	$89,480	(13.8)%

Weighted average common shares/units outstanding — basic (3)	54,778	45,493	20.4%	51,106	39,779	28.5%
Weighted average common shares/units outstanding — diluted (3)	54,782	45,494	20.4%	51,109	39,797	28.4%

FFO per common share/unit — basic (2)	$0.54	$0.66	(18.3)%	$1.51	$2.25	(32.9)%

FFO per common share/unit — diluted (2)	$0.54	$0.66	(18.3)%	$1.51	$2.25	(32.9)%

FUNDS AVAILABLE FOR DISTRIBUTION: (1)

Funds From Operations (2)	$29,690	$30,190	(1.7)%	$77,154	$89,480	(13.8)%
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	(15,077)	(9,017)	67.2%	(40,995)	(18,697)	119.3%
Amortization of deferred revenue related to tenant improvements (4)	(2,333)	(2,289)	1.9%	(7,108)	(7,431)	(4.3)%
Net effect of straight-line rents (5)	(3,071)	(1,266)	142.6%	(8,491)	(5,479)	55.0%
Amortization of other deferred revenue, net (6)	284	158	79.7%	83	(951)	108.7%
Amortization of net above(below) market rents (7)	664	(49)	1,455.1%	696	(349)	299.4%
Noncash amortization of exchangeable debt discount, net (8)	1,284	1,474	(12.9)%	4,763	4,629	2.9%
Adjustments to GAAP loss/gain on early extinguishment on debt	—	1,549	(100.0)%	4,564	1,549	194.6%
Amortization of deferred financing costs and debt discounts	1,510	799	89.0%	3,252	2,300	41.4%
Noncash amortization of share-based compensation awards	1,809	2,371	(23.7)%	5,328	7,914	(32.7)%

Funds Available for Distribution (2)	$14,760	$23,920	(38.3)%	$39,246	$72,965	(46.2)%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

(1)	See page 31 for Management Statements on Funds From Operations and Funds Available for Distribution.

(2)	Reported amounts are attributable to common shareholders and unitholders.

(3)	Calculated based on weighted average shares outstanding including participating share-based awards (i.e. restricted stock units) and assuming the exchange of all common limited partnership units outstanding.

(4)	Represents revenue recognized during the period as a result of the amortization of deferred revenue recorded for tenant-funded tenant improvements.

(5)	Represents the straight-line rent income recognized during the period offset by cash received during the period that was applied to deferred rents receivable balances for terminated leases and the provision for bad debts recorded for deferred rent receivable balances.

(6)	Represents amortization of deferred revenue related to cash received prior to or during the revenue recognition period in connection with tenants’ contractual lease obligations, net of such amounts received.

(7)	Represents the adjustment related to the acquisition of buildings with above(below) market rents.

(8)	Represents the amortization of the noncash debt discounts on the Company’s exchangeable senior notes, net of amounts capitalized.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Same Store Analysis (1)
(unaudited, $ in thousands)
Same Store Analysis (GAAP Basis)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	%Change	2010	2009	%Change
Total Same Store Portfolio

Number of properties	132	132		132	132

Square Feet	12,029,473	12,029,473		12,029,473	12,029,473
Percent of Stabilized Portfolio	89.3%	100.0%		89.3%	100.0%
Average Occupancy	85.3%	84.3%		84.2%	86.2%

Operating Revenues:

Rental income	$60,965	$59,896	1.8%	$180,523	$182,721	(1.2)%

Tenant reimbursements	5,811	6,270	(7.3)%	17,065	20,077	(15.0)%

Other property income	799	354	125.7%	1,938	3,198	(39.4)%

Total operating revenues	67,575	66,520	1.6%	199,526	205,996	(3.1)%

Operating Expenses:

Property expenses	12,679	12,218	3.8%	37,393	36,124	3.5%

Real estate taxes	5,984	5,614	6.6%	17,334	17,283	0.3%
Provision for bad debts	(857)	243	(452.7)%	(843)	395	(313.4)%

Ground leases	333	395	(15.7)%	638	1,217	(47.6)%

Total operating expenses	18,139	18,470	(1.8)%	54,522	55,019	(0.9)%

GAAP Net Operating Income	$49,436	$48,050	2.9%	$145,004	$150,977	(4.0)%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Same Store Analysis (Cash Basis) (2)

	Three Months Ended September 30,			Nine Months Ended September 30,
	2010	2009	%Change	2010	2009	%Change
Total operating revenues	$64,223	$63,049	1.9%	$186,102	$192,020	(3.1)%

Total operating expenses	18,996	18,227	4.2%	55,365	54,624	1.4%

Cash Net Operating Income	$45,227	$44,822	0.9%	$130,737	$137,396	(4.8)%

(1)	Same store defined as all stabilized properties owned as of January 1, 2009 and still owned and in the stabilized portfolio as of September 30, 2010.

(2)	Please refer to page 32 for a reconciliation of the Same Store measures on this page to Net Income Available to Common Stockholders.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

		Portfolio Breakdown			Occupancy at:(1)
		Year-to-Date		Total Square
	# of Buildings	NOI (2)	Sq. Ft.	Feet	9/30/2010	6/30/2010	12/31/2009
STABILIZED PORTFOLIO:
OCCUPANCY BY PRODUCT TYPE:
Office:
Los Angeles and Ventura Counties	29	28.4%	22.8%	3,065,626	89.6%	93.0%	88.8%
San Diego	62	55.7%	39.8%	5,362,398	82.2%	81.5%	76.8%
Orange County	7	1.8%	4.8%	647,447	78.7%	78.2%	49.8%
San Francisco	1	3.4%	5.5%	734,035	89.4%	89.7%	—

Subtotal	99	89.3%	72.9%	9,809,506	84.8%	85.7%	80.6%

Industrial:
Los Angeles County	1	1.5%	1.4%	192,053	100.0%	100.0%	100.0%
Orange County	40	9.2%	25.7%	3,462,410	90.0%	82.4%	87.6%

Subtotal	41	10.7%	27.1%	3,654,463	90.6%	83.3%	88.2%

OCCUPANCY BY REGION:
Los Angeles and Ventura Counties	30	29.9%	24.2%	3,257,679	90.2%	93.3%	89.4%
San Diego	62	55.7%	39.8%	5,362,398	82.2%	81.5%	76.8%
Orange County	47	11.0%	30.5%	4,109,857	88.3%	81.7%	84.8%
San Francisco	1	3.4%	5.5%	734,035	89.4%	89.7%	—

TOTAL STABILIZED PORTFOLIO	140	100.0%	100.0%	13,463,969	86.4%	85.1%	82.8%

REENTITLEMENT PROPERTY:

Industrial:
Orange County (17150 Von Karman)	1			157,458

TOTAL PORTFOLIO	141			13,621,427

Average Occupancy — Stabilized Portfolio

	Office	Industrial	Total
Quarter-to-Date	84.9%	86.8%	85.4%
Year-to-Date	83.5%	85.7%	84.1%
Average Occupancy — Same Store Portfolio

	Office	Industrial	Total
Quarter-to-Date	84.6%	86.8%	85.3%
Year-to-Date	83.6%	85.7%	84.2%

(1)	Occupancy percentages reported are based on the Company’s stabilized portfolio for the period presented.

(2)	Percentage of year-to-date Net Operating Income excluding Other Property Income.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Los Angeles and Ventura, California
23925 Park Sorrento	Calabasas	11,789	100.0%
23975 Park Sorrento	Calabasas	100,592	86.8%
24025 Park Sorrento	Calabasas	102,264	90.9%
26541 Agoura Road	Calabasas	90,156	100.0%
5151 Camino Ruiz	Camarillo	187,861	89.4%
5153 Camino Ruiz	Camarillo	38,655	100.0%
5155 Camino Ruiz	Camarillo	38,856	100.0%
2240 E. Imperial Highway	El Segundo	122,870	100.0%
2250 E Imperial Highway	El Segundo	293,261	90.5%
909 N. Sepulveda Boulevard	El Segundo	241,607	97.8%
999 N. Sepulveda Boulevard	El Segundo	127,901	99.8%
3750 Kilroy Airport Way	Long Beach	10,457	100.0%
3760 Kilroy Airport Way	Long Beach	165,278	96.1%
3780 Kilroy Airport Way	Long Beach	219,745	82.3%
3800 Kilroy Airport Way	Long Beach	192,476	100.0%
3840 Kilroy Airport Way	Long Beach	136,026	100.0%
3880 Kilroy Airport Way	Long Beach	98,243	100.0%
3900 Kilroy Airport Way	Long Beach	126,840	65.2%
12100 W. Olympic Boulevard	Los Angeles	150,167	65.1%
12200 W. Olympic Boulevard	Los Angeles	150,302	92.2%
12312 W. Olympic Boulevard	Los Angeles	78,000	100.0%
1633 26th Street	Santa Monica	44,915	100.0%
2100 Colorado Avenue	Santa Monica	94,844	58.9%
3130 Wilshire Boulevard	Santa Monica	88,339	80.3%
501 Santa Monica Boulevard	Santa Monica	73,115	65.7%
2829 Townsgate Road	Thousand Oaks	81,067	89.7%

Total Los Angeles and Ventura Counties Office		3,065,626	89.6%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California
12225 El Camino Real	Del Mar	60,148	24.5%
12235 El Camino Real	Del Mar	54,673	95.0%
12340 El Camino Real	Del Mar	87,405	80.2%
12390 El Camino Real	Del Mar	72,332	100.0%
12348 High Bluff Drive	Del Mar	38,710	93.5%
12400 High Bluff Drive	Del Mar	208,464	100.0%
3579 Valley Center Drive	Del Mar	52,375	79.0%
3611 Valley Center Drive	Del Mar	130,178	100.0%
3661 Valley Center Drive	Del Mar	129,752	98.7%
3721 Valley Centre Drive	Del Mar	114,780	100.0%
3811 Valley Centre Drive	Del Mar	112,067	100.0%
6200 Greenwich Drive	Governor Park	71,000	100.0%
6220 Greenwich Drive	Governor Park	141,214	—
15051 Avenue of Science	I-15 Corridor	70,617	100.0%
15073 Avenue of Science	I-15 Corridor	46,759	100.0%
15231 Avenue of Science	I-15 Corridor	65,638	72.3%
15253 Avenue of Science	I-15 Corridor	37,437	100.0%
15333 Avenue of Science	I-15 Corridor	78,880	—
15378 Avenue of Science	I-15 Corridor	68,910	100.0%
15004 Innovation Drive	I-15 Corridor	150,801	100.0%
15435 Innovation Drive	I-15 Corridor	51,500	63.5%
15445 Innovation Drive	I-15 Corridor	51,500	100.0%
13280 Evening Creek Drive South	I-15 Corridor	42,971	46.5%
13290 Evening Creek Drive South	I-15 Corridor	61,176	—
13480 Evening Creek Drive North	I-15 Corridor	149,817	100.0%
13500 Evening Creek Drive North	I-15 Corridor	147,533	100.0%
13520 Evening Creek Drive North	I-15 Corridor	141,368	88.9%
7525 Torrey Santa Fe	56 Corridor	103,979	100.0%
7535 Torrey Santa Fe	56 Corridor	130,243	100.0%
7545 Torrey Santa Fe	56 Corridor	130,354	100.0%
7555 Torrey Santa Fe	56 Corridor	101,236	100.0%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
San Diego, California (Continued)
2355 Northside Drive	Mission Valley	50,425	87.4%
2365 Northside Drive	Mission Valley	91,260	82.4%
2375 Northside Drive	Mission Valley	48,949	78.6%
2385 Northside Drive	Mission Valley	88,795	71.8%
10020 Pacific Mesa Boulevard	Sorrento Mesa	318,000	100.0%
4910 Directors Place	Sorrento Mesa	50,925	24.5%
4921 Directors Place	Sorrento Mesa	55,500	85.9%
4939 Directors Place	Sorrento Mesa	60,662	100.0%
4955 Directors Place	Sorrento Mesa	76,246	100.0%
5005 Wateridge Vista Drive	Sorrento Mesa	61,460	—
5010 Wateridge Vista Drive	Sorrento Mesa	111,318	—
10243 Genetic Center Drive	Sorrento Mesa	102,875	—
6055 Lusk Avenue	Sorrento Mesa	93,000	100.0%
6260 Sequence Drive	Sorrento Mesa	130,536	100.0%
6290 Sequence Drive	Sorrento Mesa	90,000	100.0%
6310 Sequence Drive	Sorrento Mesa	62,415	100.0%
6340 Sequence Drive	Sorrento Mesa	66,400	100.0%
6350 Sequence Drive	Sorrento Mesa	132,600	100.0%
10390 Pacific Center Court	Sorrento Mesa	68,400	100.0%
10394 Pacific Center Court	Sorrento Mesa	59,630	100.0%
10398 Pacific Center Court	Sorrento Mesa	43,645	100.0%
10421 Pacific Center Court	Sorrento Mesa	79,871	—
10445 Pacific Center Court	Sorrento Mesa	48,709	100.0%
10455 Pacific Center Court	Sorrento Mesa	90,000	100.0%
10350 Barnes Canyon	Sorrento Mesa	38,018	100.0%
10120 Pacific Heights	Sorrento Mesa	52,540	100.0%
5717 Pacific Center Boulevard	Sorrento Mesa	67,995	100.0%
4690 Executive Drive	University Towne Center	47,212	74.1%
9455 Towne Center Drive	University Towne Center	45,195	—
9785 Towne Center Drive	University Towne Center	75,534	100.0%
9791 Towne Center Drive	University Towne Center	50,466	100.0%

Total San Diego County Office		5,362,398	82.2%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Office:
Orange County, California
4175 E. La Palma Avenue	Anaheim	43,263	96.6%
8101 Kaiser Boulevard	Anaheim	59,790	92.2%
601 Valencia Avenue	Brea	60,891	—
603 Valencia Avenue	Brea	45,900	10.1%
2211 Michelson Drive	Irvine	271,556	96.9%
111 Pacifica	Irvine Spectrum	67,496	68.8%
999 Town & Country	Orange	98,551	100.0%

Total Orange County Office		647,447	78.7%

San Francisco, California
303 Second Street	San Francisco	734,035	89.4%

Total San Francisco County Office		734,035	89.4%

Total Office		9,809,506	84.8%

Industrial:
Los Angeles, California
2031 E. Mariposa Avenue	El Segundo	192,053	100.0%

Total Los Angeles County Industrial		192,053	100.0%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California
1000 E. Ball Road	Anaheim	100,000	100.0%
1230 S. Lewis Road	Anaheim	57,730	100.0%
1250 N. Tustin Avenue	Anaheim	84,185	100.0%
3125 E. Coronado Street	Anaheim	144,000	—
3130/3150 Miraloma Avenue	Anaheim	144,000	100.0%
3250 E. Carpenter Avenue	Anaheim	41,225	100.0%
3340 E. La Palma Avenue	Anaheim	153,320	100.0%
3355 E. La Palma Avenue	Anaheim	98,200	100.0%
4123 E. La Palma Avenue	Anaheim	70,863	100.0%
4155 E. La Palma Avenue	Anaheim	74,618	88.8%
5115 E. La Palma Avenue	Anaheim	286,139	100.0%
5325 E. Hunter Avenue	Anaheim	110,487	100.0%
1145 N. Ocean Boulevard	Anaheim	65,447	100.0%
1201 N. Miller Street	Anaheim	119,612	37.9%
1211 N. Miller Street	Anaheim	200,646	100.0%
1231 N. Miller Street	Anaheim	113,242	—
660 N. Puente Street	Brea	51,567	100.0%
950 W. Central Avenue	Brea	24,000	100.0%
1050 W. Central Avenue	Brea	30,000	100.0%
1150 W. Central Avenue	Brea	30,000	100.0%
895 Beacon Street	Brea	54,795	100.0%
955 Beacon Street	Brea	37,916	100.0%
1125 Beacon Street	Brea	49,178	100.0%
925 Lambert Road	Brea	80,000	100.0%
1075 Lambert Road	Brea	98,811	100.0%
1675 MacArthur Boulevard	Costa Mesa	50,842	100.0%
25202 Towne Center Drive	Foothill Ranch	309,685	100.0%
12681/12691 Pala Drive	Garden Grove	84,700	100.0%
7421 Orangewood Avenue	Garden Grove	82,602	100.0%
7091 Belgrave Avenue	Garden Grove	70,000	100.0%
12271 Industry Street	Garden Grove	20,000	75.0%
12311 Industry Street	Garden Grove	25,000	100.0%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Occupancy Overview

	City/
	Submarket	Square Feet	Occupancy
Industrial:
Orange County, California (Continued)
7261 Lampson Avenue	Garden Grove	47,092	100.0%
12472 Edison Way	Garden Grove	55,576	100.0%
12442 Knott Street	Garden Grove	58,303	100.0%
2055 S.E. Main Street	Irvine	47,583	100.0%
1951 E. Carnegie Avenue	Santa Ana	100,000	100.0%
2525 Pullman Street	Santa Ana	103,380	100.0%
14831 Franklin Avenue	Tustin	36,256	100.0%
2911 Dow Avenue	Tustin	51,410	100.0%

Total Orange County Industrial		3,462,410	90.0%

Total Industrial		3,654,463	90.6%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Submarket Statistics as of September 30, 2010

	Market	Market	KRC	KRC
	Direct	Total	Percentage	Percentage
Submarket	Vacancy(1)	Vacancy(1)	Occupied	Leased
SAN DIEGO, CALIFORNIA

Del Mar	15.3%	19.2%	94.7%	97.2%

Sorrento Mesa
Two- Three Story Corporate	8.5%	10.1%	79.5%	82.4%

University Towne Center / Governor Park
Two- Three Story Corporate	10.4%	13.1%	53.9%	86.7%

I-15 Corridor
Class A Office Market	27.8%	28.5%	96.4%	99.2%
Two- Three Story Corporate	13.8%	14.3%	72.5%	76.4%

Mission Valley	21.8%	23.3%	79.3%	79.3%

ORANGE COUNTY, CALIFORNIA

Office	17.8%	21.8%	78.7%	78.7%
Industrial	6.0%	10.4%	90.0. %	90.0%

LOS ANGELES, CALIFORNIA

Westside	15.0%	19.2%	78.6%	78.7%

El Segundo (Class A)	19.8%	20.3%	96.6%	96.6%

Long Beach Airport (Class A)	17.3%	17.5%	90.6%	91.3%

101 Corridor (Class A)	18.4%	18.4%	92.2%	93.1%

SAN FRANCISCO, CALIFORNIA

South Financial District	11.3%	12.6%	89.4%	95.7%

(1)	Market direct and market total vacancy data was obtained from market research data from third parties. Kilroy Realty Corporation uses market research data from third parties to analyze the current and projected real estate fundamentals in each of its existing submarkets as well as potential acquisition submarkets. Recent market research data from third parties suggests improvement in real estate fundamentals in each of Kilroy Realty’s primary submarkets over the next few years. Please note that Kilroy Realty Corporation does not verify the market research data from third parties and further that such data does not represent views or forecasts of Kilroy Realty Corporation or its management.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Lease Commencement Information by Segment
For Leases That Commenced During the Three Months Ended September 30, 2010

	1st & 2nd Generation				2nd Generation
						Maintenance				Weighted
	# of Leases(1)		Square Feet(1)		TI/LC	Capex Per	Changes in	Changes in Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Sq. Ft.(3)	Rents(4)	Rents(5)	Rates(6)	Term (Mo.)
Office	14	16	136,401	356,753	$14.96	$0.28	(19.5)%	(5.2)%	43.3%	49
Industrial	4	2	264,886	90,842	9.25	0.09	(22.3)%	(30.9)%	100.0%	81

Total	18	18	401,287	447,595	$12.46	$0.22	(19.9)%	(9.4)%	48.9%	59

For Leases That Commenced During the Nine Months Ended September 30, 2010

	1st & 2nd Generation				2nd Generation
						Maintenance				Weighted
	# of Leases(1)		Square Feet(1)		TI/LC	Capex Per	Changes in	Changes in Cash	Retention	Average Lease
	New	Renewal	New	Renewal	Per Sq.Ft.(2)	Sq. Ft.(3)	Rents(4)	Rents(5)	Rates(6)	Term (Mo.)
Office	41	37	625,866	578,554	$29.81	$0.94	(14.1)%	(11.3)%	52.2%	63
Industrial	9	5	299,886	217,998	7.08	0.40	(22.0)%	(28.3)%	58.2%	67

Total	50	42	925,752	796,552	$22.46	$0.78	(15.1)%	(13.7)%	53.7%	64

(1)	Represents leasing activity for leases that commenced during the period shown, including first and second generation space, net of month-to-month leases. Excludes leasing on new construction.

(2)	Amounts exclude tenant-funded tenant improvements.

(3)	Calculated over entire stabilized portfolio.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

(4)	Calculated as the change between GAAP rents for new/renewed leases and the expiring GAAP rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(5)	Calculated as the change between stated rents for new/renewed leases and the expiring stated rents for the same space. Excludes leases for which the space was vacant longer than one year, or vacant when the property was acquired by the Company.

(6)	Calculated as the percentage of space either renewed or expanded into by existing tenants or subtenants at lease expiration.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Stabilized Portfolio Capital Expenditures
($ in thousands)
Nonrecurring Capital Expenditures:

	Q1 2010	Q2 2010	Q3 2010	YTD 2010
Capital Improvements	$1,873	$1,562	$1,113	$4,548
Tenant Improvements & Leasing Commissions	3,980	3,290	5,788	13,058

Total	$5,853	$4,852	$6,901	$17,606

Recurring Capital Expenditures:

	Q1 2010	Q2 2010	Q3 2010	YTD 2010
Capital Improvements
Office	$2,445	$3,339	$2,453	$8,237
Industrial	887	239	320	1,446

	3,332	3,578	2,773	9,683

Tenant Improvements & Leasing Commissions (1)
Office	8,170	9,501	9,814	27,485
Industrial	459	878	2,490	3,827

	8,629	10,379	12,304	31,312

Total
Office	10,615	12,840	12,267	35,722
Industrial	1,346	1,117	2,810	5,273

	$11,961	$13,957	$15,077	$40,995

(1)	Represents costs incurred for leasing activity during the period shown. Amounts exclude tenant-funded tenant improvements.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Lease Expiration Summary Schedule (1)
($ in thousands)

	# of Expiring	Total Square	% of Total	Annualized	% of Total Annualized	Annualized Rent
Year of Expiration	Leases	Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Remainder of 2010	15	185,942	2.3%	$3,833	1.6%	$20.61
2011	76	664,767	8.1%	15,528	6.3%	23.36
2012	68	780,878	9.5%	21,789	8.9%	27.90
2013	68	844,428	10.3%	22,844	9.3%	27.05
2014	54	1,078,147	13.1%	29,194	11.9%	27.08
2015	63	1,108,957	13.5%	34,000	13.8%	30.66
2016	18	353,274	4.3%	8,296	3.4%	23.48
2017	27	1,339,600	16.3%	38,633	15.7%	28.84
2018	15	765,681	9.3%	31,041	12.6%	40.54
2019	9	357,541	4.4%	13,477	5.5%	37.69
2020 and beyond	15	736,232	8.9%	27,371	11.0%	37.18

Subtotal	428	8,215,447	100.0%	$246,006	100.0%	$29.94

INDUSTRIAL:
Remainder of 2010	3	88,484	2.7%	$864	3.4%	$9.76
2011	10	288,845	8.7%	2,528	9.8%	8.75
2012	12	490,473	14.8%	2,866	11.1%	5.84
2013	8	610,455	18.4%	4,463	17.3%	7.31
2014	12	486,578	14.7%	3,918	15.2%	8.05
2015	10	544,864	16.5%	3,839	14.9%	7.05
2016	2	233,278	7.0%	3,274	12.7%	14.03
2017	3	111,566	3.4%	676	2.6%	6.06
2018	1	82,602	2.5%	643	2.5%	7.78
2019	2	168,200	5.1%	1,467	5.7%	8.72
2020 and beyond	2	204,162	6.2%	1,238	4.8%	6.06

Subtotal	65	3,309,507	100.0%	$25,776	100.0%	$7.79

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

	# of Expiring	Total Square	% of Total	Annualized	% of Total Annualized	Annualized Rent
Year of Expiration	Leases	Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
TOTAL PORTFOLIO:
Remainder of 2010	18	274,426	2.4%	$4,697	1.7%	$17.12
2011	86	953,612	8.3%	18,056	6.6%	18.93
2012	80	1,271,351	11.0%	24,655	9.1%	19.39
2013	76	1,454,883	12.6%	27,307	10.0%	18.77
2014	66	1,564,725	13.6%	33,112	12.2%	21.16
2015	73	1,653,821	14.3%	37,839	13.9%	22.88
2016	20	586,552	5.1%	11,570	4.3%	19.73
2017	30	1,451,166	12.6%	39,309	14.5%	27.09
2018	16	848,283	7.4%	31,684	11.7%	37.35
2019	11	525,741	4.6%	14,944	5.5%	28.42
2020 and beyond	17	940,394	8.1%	28,609	10.5%	30.42

Total	493	11,524,954	100.0%	$271,782	100.0%	$23.58

(1)	The information presented for all lease expiration activity reflects leasing activity through September 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region
($ in thousands)

	Los Angeles/Ventura Counties						Orange County
					% of Total						% of Total
	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent
Year of Expiration	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Remainder of 2010	12	163,676	6.1%	$2,882	3.9%	$17.61	—	—	—	—	—	—
2011	53	460,026	17.2%	9,701	13.1%	21.09	10	30,027	6.0%	838	5.1%	27.91
2012	36	199,834	7.5%	5,865	7.9%	29.35	15	62,307	12.5%	1,699	10.4%	27.27
2013	39	389,903	14.6%	10,245	13.8%	26.28	13	52,842	10.6%	1,622	10.0%	30.70
2014	31	573,396	21.4%	16,078	21.7%	28.04	12	50,335	10.1%	1,543	9.5%	30.65
2015	29	327,827	12.2%	10,195	13.8%	31.10	7	56,652	11.4%	1,434	8.8%	25.31
2016	7	73,624	2.8%	2,733	3.7%	37.12	1	7,067	1.4%	283	1.7%	40.05
2017	9	136,326	5.1%	4,782	6.5%	35.08	3	55,101	11.1%	2,339	14.4%	42.45
2018	3	35,140	1.3%	1,196	1.6%	34.04	2	106,935	21.5%	3,307	20.3%	30.93
2019	2	170,596	6.4%	6,348	8.6%	37.21	1	61,885	12.5%	2,775	17.0%	44.84
2020 and beyond	3	146,053	5.4%	4,041	5.4%	27.67	1	13,397	2.9%	438	2.8%	32.69

Subtotal	224	2,676,401	100.0%	$74,066	100.0%	$27.67	65	496,548	100.0%	$16,278	100.0%	$32.78

INDUSTRIAL:
Remainder of 2010	—	—	—	—	—	—	3	88,484	2.8%	$864	3.8%	$9.76
2011	—	—	—	—	—	—	10	288,845	9.3%	2,528	11.1%	8.75
2012	—	—	—	—	—	—	12	490,473	15.7%	2,866	12.6%	5.84
2013	—	—	—	—	—	—	8	610,455	19.6%	4,463	19.6%	7.31
2014	—	—	—	—	—	—	12	486,578	15.6%	3,918	17.2%	8.05
2015	—	—	—	—	—	—	10	544,864	17.5%	3,839	16.8%	7.05
2016	1	192,053	100.0%	2,960	100.0%	15.41	1	41,225	1.3%	314	1.4%	7.62
2017	—	—	—	—	—	—	3	111,566	3.6%	676	3.0%	6.06
2018	—	—	—	—	—	—	1	82,602	2.6%	643	2.8%	7.78
2019	—	—	—	—	—	—	2	168,200	5.4%	1,467	6.4%	8.72
2020 and beyond	—	—	—	—	—	—	2	204,162	6.6%	1,238	5.3%	6.06

Subtotal	1	192,053	100.0%	$2,960	100.0%	$15.41	64	3,117,454	100.0%	$22,816	100.0%	$7.32

TOTAL PORTFOLIO:
Remainder of 2010	12	163,676	5.7%	$2,882	3.7%	$17.61	3	88,484	2.4%	$864	2.2%	$9.76
2011	53	460,026	16.0%	9,701	12.6%	21.09	20	318,872	8.8%	3,366	8.6%	10.56
2012	36	199,834	7.0%	5,865	7.6%	29.35	27	552,780	15.3%	4,565	11.7%	8.26
2013	39	389,903	13.6%	10,245	13.3%	26.28	21	663,297	18.4%	6,085	15.6%	9.17
2014	31	573,396	20.0%	16,078	20.9%	28.04	24	536,913	14.9%	5,461	14.0%	10.17
2015	29	327,827	11.4%	10,195	13.2%	31.10	17	601,516	16.6%	5,273	13.5%	8.77
2016	8	265,677	9.3%	5,693	7.4%	21.43	2	48,292	1.3%	597	1.5%	12.36
2017	9	136,326	4.8%	4,782	6.2%	35.08	6	166,667	4.6%	3,015	7.7%	18.09
2018	3	35,140	1.2%	1,196	1.6%	34.04	3	189,537	5.2%	3,950	10.1%	20.84
2019	2	170,596	5.9%	6,348	8.2%	37.21	3	230,085	6.4%	4,242	10.9%	18.44
2020 and beyond	3	146,053	5.1%	4,041	5.3%	27.67	3	217,559	6.1%	1,676	4.2%	7.70

Total	225	2,868,454	100.0%	$77,026	100.0%	$26.85	129	3,614,002	100.0%	$39,094	100.0%	$10.82

(1)	The information presented for all lease expiration activity reflects leasing activity through September 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Lease Expiration Schedule Detail by Region
($ in thousands)

	San Diego						San Francisco
					% of Total						% of Total
	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent
Year of Expiration	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Remainder of 2010	3	22,266	0.5%	$951	0.7%	$42.71	—	—	—	—	—	—
2011	9	152,123	3.5%	4,278	3.3%	28.12	4	22,591	3.5%	711	2.9%	31.47
2012	13	463,179	10.6%	12,395	9.4%	26.76	4	55,558	8.5%	1,830	7.5%	32.94
2013	7	275,990	6.3%	6,547	5.0%	23.72	9	125,693	19.2%	4,430	18.2%	35.24
2014	8	379,138	8.6%	8,763	6.7%	23.11	3	75,278	11.5%	2,810	11.6%	37.33
2015	19	522,180	11.9%	14,327	10.9%	27.44	8	202,298	31.0%	8,044	33.1%	39.76
2016	8	259,889	5.9%	4,754	3.6%	18.29	2	12,694	1.9%	526	2.2%	41.44
2017	14	1,144,892	26.1%	31,395	23.9%	27.42	1	3,281	0.5%	117	0.5%	35.66
2018	9	612,560	14.0%	26,094	19.9%	42.60	1	11,046	1.7%	444	1.8%	40.20
2019	3	77,465	1.8%	2,371	1.8%	30.61	3	47,595	7.3%	1,983	8.2%	41.66
2020 and beyond	8	479,579	10.8%	19,501	14.8%	40.66	3	97,203	14.9%	3,391	14.0%	34.89

Subtotal	101	4,389,261	100.0%	$131,376	100.0%	$29.93	38	653,237	100.0%	$24,286	100.0%	$37.18

INDUSTRIAL:
Remainder of 2010	—	—	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—	—	—
2018	—	—	—	—	—	—	—	—	—	—	—	—
2019	—	—	—	—	—	—	—	—	—	—	—	—
2020 and beyond	—	—	—	—	—	—	—	—	—	—	—	—

Subtotal	—	—	—	—	—	—	—	—	—	—	—	—

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

	San Diego						San Francisco
					% of Total						% of Total
	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent	# of Expiring	Total	% of Total	Annualized	Annualized	Annualized Rent
Year of Expiration	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)	Leases	Square Feet	Regional Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
TOTAL PORTFOLIO:
Remainder of 2010	3	22,266	0.5%	$951	0.7%	$42.71	—	—	—	—	—	—
2011	9	152,123	3.5%	4,278	3.3%	28.12	4	22,591	3.5%	711	2.9%	31.47
2012	13	463,179	10.6%	12,395	9.4%	26.76	4	55,558	8.5%	1,830	7.5%	32.94
2013	7	275,990	6.3%	6,547	5.0%	23.72	9	125,693	19.2%	4,430	18.2%	35.24
2014	8	379,138	8.6%	8,763	6.7%	23.11	3	75,278	11.5%	2,810	11.6%	37.33
2015	19	522,180	11.9%	14,327	10.9%	27.44	8	202,298	31.0%	8,044	33.1%	39.76
2016	8	259,889	5.9%	4,754	3.6%	18.29	2	12,694	1.9%	526	2.2%	41.44
2017	14	1,144,892	26.1%	31,395	23.9%	27.42	1	3,281	0.5%	117	0.5%	35.66
2018	9	612,560	14.0%	26,094	19.9%	42.60	1	11,046	1.7%	444	1.8%	40.20
2019	3	77,465	1.8%	2,371	1.8%	30.61	3	47,595	7.3%	1,983	8.2%	41.66
2020 and beyond	8	479,579	10.8%	19,501	14.8%	40.66	3	97,203	14.9%	3,391	14.0%	34.89

Total	101	4,389,261	100.0%	$131,376	100.0%	$29.93	38	653,237	100.0%	$24,286	100.0%	$37.18

(1)	The information presented for all lease expiration activity reflects leasing activity through September 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Quarterly Lease Expirations for 2010 and 2011 (1)
($ in thousands)

	# of Expiring	Total Square	% of Total	Annualized	% of Total Annualized	Annualized Rent
	Leases	Feet	Leased Sq. Ft.	Base Rent(2)	Base Rent(2)	per Sq. Ft.(2)
OFFICE:
Q4 2010	15	185,942	2.3%	$3,833	1.6%	$20.61

Q1 2011	16	94,959	1.1%	$2,857	1.2%	$30.09
Q2 2011	24	308,723	3.8%	5,155	2.1%	16.70
Q3 2011	26	220,666	2.7%	6,286	2.5%	28.49
Q4 2011	10	40,419	0.5%	1,230	0.5%	30.43

Subtotal 2011	76	664,767	8.1%	$15,528	6.3%	$23.36

INDUSTRIAL:
Q4 2010	3	88,484	2.7%	$864	3.4%	$9.76

Q1 2011	1	6,000	0.2%	$62	0.2%	$10.33
Q2 2011	4	140,647	4.2%	1,066	4.1%	7.58
Q3 2011	4	63,593	1.9%	667	2.6%	10.49
Q4 2011	1	78,605	2.4%	733	2.9%	9.33

Subtotal 2011	10	288,845	8.7%	$2,528	9.8%	$8.75

TOTAL PORTFOLIO:
Q4 2010	18	274,426	2.4%	$4,697	1.7%	$17.12

Q1 2011	17	100,959	1.0%	$2,919	1.1%	$28.91
Q2 2011	28	449,370	3.9%	6,221	2.3%	13.84
Q3 2011	30	284,259	2.4%	6,953	2.5%	24.46
Q4 2011	11	119,024	1.0%	1,963	0.7%	16.49

Total 2011	86	953,612	8.3%	$18,056	6.6%	$18.93

(1)	The information presented reflects leasing activity through September 30, 2010. For leases that have been renewed early or space that has been released to a new tenant, the expiration date and annual base rent information presented takes into consideration the renewed or released lease terms. Excludes space leased under month-to-month leases and vacant space as of September 30, 2010.

(2)	Reflects annualized contractual base rent calculated on a straight-line basis.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Top Fifteen Tenants (1)
($ in thousands)

				Percentage of
				Total Annualized	Percentage of
	Product	Annualized Base	Rentable	Base Rental	Total Rentable
Tenant Name	Type	Rental Revenue(2)	Square Feet	Revenue(2)	Square Feet
Intuit, Inc.	Office	$15,126	536,812	5.6%	4.0%
Bridgepoint Education, Inc.	Office	14,886	310,276	5.5%	2.3%
Scripps Health	Office	12,562	262,868	4.6%	2.0%
CareFusion Corporation(3)	Office	10,087	459,709	3.7%	3.4%
DIRECTV, Inc.	Office	8,540	314,207	3.2%	2.3%
AMN Healthcare, Inc.	Office	8,341	175,672	3.1%	1.3%
Fish & Richardson P.C.	Office	6,071	139,538	2.2%	1.0%
Hewlett-Packard Company	Office	5,838	162,017	2.0%	1.2%
Wells Fargo(3)	Office	5,346	137,149	1.9%	1.0%
BP Biofuels North America LLC(4)	Office	5,158	136,908	1.8%	1.0%
Epson America, Inc.	Office	4,915	136,026	1.4%	1.0%
Avnet, Inc.	Office	3,768	114,780	1.3%	0.9%
Scan Health Plan(3)	Office	3,637	124,598	1.0%	0.9%
Young & Rubicam, Inc.	Office	3,391	97,203	1.3%	0.7%
Northrop Grumman Systems Corporation	Office	3,268	117,376	1.2%	0.9%

Total Top Fifteen Tenants		$110,934	3,225,139	39.8%	23.9%

(1)	The information presented is as of the date of this filing.

(2)	Based upon annualized contractual base rental revenue, which is calculated on a straight-line basis in accordance with GAAP, for leases for which rental revenue is being recognized by the Company as of September 30, 2010.

(3)	The Company has entered into leases with various affiliates of the tenant name listed above.

(4)	During the third quarter of 2010, the leases previously associated with Verenium Corporation were assigned to BP Biofuels North America LLC.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
2010 Acquisitions
($ in millions)
COMPLETED ACQUISITIONS (1)

				Rentable
			Month of	Square	Purchase
Property	Submarket	Type	Acquisition	Feet	Price
1st Quarter:

2385 Northside Drive	Mission
San Diego, CA	Valley	Office	March	88,795	$18.0

2nd Quarter:

303 Second Street San Francisco, CA	South Financial District	Office	May	734,035	$233.3

999 Town & Country
Orange, CA	Orange	Office	June	98,551	$22.3

2211 Michelson	Airport
Irvine, CA	Area	Office	June	271,556	$103.2

2355, 2365, and 2375 Northside Drive	Mission
San Diego, CA	Valley	Office	June	190,634	$52.6

3rd Quarter:

NONE

TOTAL				1,383,571	$429.4

(1)	These properties were added to the Company’s stabilized portfolio upon acquisition.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
In-Process Redevelopment Project
($ in millions)
REDEVELOPMENT PROJECT:

Estimated
Construction period
Estimated
				Estimated	Rentable		Estimated	Total
			Compl.	Stabilization	Square	Existing	Redevelopment	Estimated	Costs as of
Project	Location	Start Date	Date	Date(1)	Feet	Investment(2)	Costs	Investment	9/30/10(3)	% Leased
PROJECT UNDER CONSTRUCTION:

2260 E. Imperial Highway	El Segundo	3Q 2010	3Q 2011	3Q 2012	300,000	$9.1	$39.7	$48.8	$12.2	0%

(1)	Based on management’s estimation of the earlier of stabilized occupancy (95%) or one year from the date of substantial completion.

(2)	Represents the depreciated carrying value at the commencement of redevelopment.

(3)	Represents cash paid and costs incurred as of September 30, 2010. Includes existing investment at the commencement of redevelopment.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Future Development Pipeline
($ in millions)

			Gross	Estimated	Total Costs
			Site	Rentable	as of
Project	Location	Type	Acreage	Square Feet	9/30/2010 (1)
SAN DIEGO, CALIFORNIA
Carlsbad Oaks — Lots 4, 5, 7 & 8	Carlsbad	Office	32.0	288,000	$18.2
Pacific Corporate Center — Lot 8	Sorrento Mesa	Office	5.0	170,000	11.3
Rancho Bernardo Corporate Center	I-15 Corridor	Office	21.0	320,000-1,000,000	27.2
San Diego Corporate Center — Phase I and II	Del Mar	Office	23.0	500,000	109.0
Santa Fe Summit — Phase II and III	56 Corridor	Office	21.8	600,000	77.3
Sorrento Gateway — Lot 2	Sorrento Mesa	Office	6.3	80,000	11.1
Sorrento Gateway — Lot 7	Sorrento Mesa	Office	7.6	57,000	10.0

TOTAL FUTURE DEVELOPMENT PIPELINE			116.7	2,015,000 - 2,695,000	$264.1

(1)	Represents cash paid and costs incurred as of September 30, 2010.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Capital Structure
As of September 30, 2010
($ in thousands)

		Aggregate
		Principal
		Amount or	% of Total
	Shares/Units	$ Value	Market
	As of September 30, 2010	Equivalent	Capitalization
DEBT:
Unsecured Line of Credit		$205,000	6.5%
Unsecured Exchangeable Senior Notes due 2012 (1)		148,000	4.7%
Unsecured Exchangeable Senior Notes due 2014 (2)		172,500	5.4%
Unsecured Senior Notes due 2014		83,000	2.6%
Unsecured Senior Notes due 2020 (3)		250,000	7.9%
Secured Debt (4)		315,921	10.0%

Total Debt		$1,174,421	37.1%

EQUITY AND NONCONTROLLING INTERESTS:
7.450% Series A Cumulative Redeemable Preferred Units (5)	1,500,000	$75,000	2.4%
7.800% Series E Cumulative Redeemable Preferred Stock (6)	1,610,000	40,250	1.3%
7.500% Series F Cumulative Redeemable Preferred Stock (6)	3,450,000	86,250	2.7%
Common Units Outstanding (7)	1,723,131	57,105	1.8%
Common Shares Outstanding (7)	52,349,670	1,734,868	54.7%

Total Equity and Noncontrolling Interests		$1,993,473	62.9%

TOTAL MARKET CAPITALIZATION		$3,167,894	100.0%

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.7 million as of September 30, 2010.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $17.5 million as of September 30, 2010.

(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $2.0 million as of September 30, 2010.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

(4)	Includes the $52.0 million gross aggregate principal amount of the loan due in April 2012 before the effect of the unamortized discount of approximately $0.7 million as of September 30, 2010.

(5)	Value based on $50.00 per share liquidation preference.

(6)	Value based on $25.00 per share liquidation preference.

(7)	Value based on closing share price of $33.14 on September 30, 2010.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Debt Analysis
As of September 30, 2010
($ in millions)
TOTAL DEBT COMPOSITION

	% of	Weighted Average
	Total Debt	Interest Rate	Maturity
Secured vs. Unsecured Debt:
Unsecured Debt (1)	73.1%	4.7%	5.0
Secured Debt	26.9%	6.0%	3.1
Floating vs. Fixed-Rate Debt:
Floating-Rate Debt	17.5%	2.9%	2.9
Fixed-Rate Debt (1)	82.5%	5.5%	4.8

Total Debt (1)		5.0%	4.5

Total Debt Including Loan Fees (1)		5.6%

GAAP Effective Interest Rate (2)		6.3%

CAPITALIZED INTEREST, LOAN FEES, AND DEBT DISCOUNTS

Quarter-to-Date	Year-to-Date
$2.7	$8.1

(1)	Excludes the impact of the amortization of the noncash debt discounts on the Company’s exchangeable senior notes

(2)	Represents the GAAP effective interest rate for total debt, which includes the impact of the amortization of the noncash debt discount related to the accounting for the Company’s exchangeable senior notes.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Debt Analysis
As of September 30, 2010
($ in thousands)
DEBT MATURITY SCHEDULE

Floating/		Maturity	Remaining
Fixed Rate	Stated Rate	Date	2010	2011	2012	2013	2014	After 2014	Total
Unsecured Debt:
Floating	2.98%	8/10/2013				$205,000			$205,000
Fixed	3.25%	4/15/2012			148,000				148,000	(1)
Fixed	4.25%	11/15/2014					172,500		172,500	(2)
Fixed	6.45%	8/4/2014					83,000		83,000
Fixed	6.63%	6/1/2020						250,000	250,000	(3)

			—	—	148,000	205,000	255,500	250,000	858,500

Secured Debt:
Fixed	6.70%	12/27/2011	372	69,980					70,352
Fixed	5.10%	4/1/2012			52,000				52,000	(4)
Fixed	5.57%	8/1/2012	369	1,532	71,517				73,418
Fixed	4.95%	8/1/2012	166	687	29,754				30,607

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report

Floating/		Maturity	Remaining
Fixed Rate	Stated Rate	Date	2010	2011	2012	2013	2014	After 2014	Total
Fixed	6.51%	2/1/2017	200	836	892	952	1,016	66,648	70,544
Fixed	7.15%	5/1/2017	463	1,941	2,084	2,238	2,404	6,569	15,699
Fixed	Various	Various	20	52	55	58	59	3,057	3,301	(5)

			1,590	75,028	156,302	3,248	3,479	76,274	315,921

Total	5.03%		$1,590	$75,028	$304,302	$208,248	$258,979	$326,274	$1,174,421

(1)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $4.7 million as of September 30, 2010.

(2)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $17.5 million as of September 30, 2010.

(3)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $2.0 million as of September 30, 2010.

(4)	Represents gross aggregate principal amount before the effect of the unamortized discount of approximately $0.7 million as of September 30, 2010.

(5)	Represents balance outstanding related to public facility bonds (the “Bonds”) issued in February 2008 by the City of Carlsbad. The Bonds have annual maturities beginning on September 1, 2010 through September 1, 2038, with interest rates ranging from 4.20% to 6.20%.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Debt Covenants
As of September 30, 2010
($ in millions)
KEY DEBT COVENANTS

		Actual Performance
	Covenant	as of September 30, 2010
Unsecured Line of Credit (as defined per Credit Agreement):
Total debt to total asset value	less than 60%	31%
Fixed charge coverage ratio	greater than 1.5x	2.7	x
Unsecured debt ratio	greater than 1.67x	2.95	x
Unencumbered asset pool debt service coverage	greater than 2.0x	5.2	x
Unencumbered debt yield	greater than 12%	19%

Unsecured Senior Notes due 2020 (as defined per Indenture):
Total debt/total asset value	less than 60%	38%
Interest coverage	greater than 1.5x	3.7	x
Secured debt/total asset value	less than 40%	10%
Unencumbered asset pool value to unsecured debt	greater than 150%	302%

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
     Included in this section are management’s statements regarding certain non-GAAP financial measures provided in this supplemental financial report and, with respect to Funds From Operations (“FFO”), in the Company’s earnings release on October 25, 2010 and the reasons why management believes that these measures provide useful information to investors about the Company’s financial condition and results of operations.
Net Operating Income:
     Management believes that Net Operating Income (“NOI”) is a useful supplemental measure of the Company’s operating performance. The Company defines NOI as operating revenues (rental income, tenant reimbursements and other property income) less property and related expenses (property expenses, real estate taxes, provision for bad debts and ground leases). Other real estate investment trusts (“REITs”) may use different methodologies for calculating NOI, and accordingly, the Company’s NOI may not be comparable to other REITs.
     Because NOI excludes general and administrative expenses, interest expense, depreciation and amortization, acquisition-related expenses, other nonproperty income and losses, gains and losses from property dispositions, and extraordinary items, it provides a performance measure that, when compared year over year, reflects the revenues and expenses directly associated with owning and operating commercial real estate and the impact to operations from trends in occupancy rates, rental rates, and operating costs, providing a perspective on operations not immediately apparent from net income. The Company uses NOI to evaluate its operating performance on a segment basis since NOI allows the Company to evaluate the impact that factors such as occupancy levels, lease structure, rental rates, and tenant base, which vary by segment type, have on the Company’s results, margins and returns. In addition, management believes that NOI provides useful information to the investment community about the Company’s financial and operating performance when compared to other REITs since NOI is generally recognized as a standard measure of performance in the real estate industry.
     However, NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.
Same Store Net Operating Income:
     Management believes that Same Store NOI is a useful supplemental measure of the Company’s operating performance. Same Store NOI represents the NOI for the stabilized properties that were operational for two comparable reporting periods. Because Same Store NOI excludes the change in NOI from properties developed, redeveloped, acquired and disposed of, it highlights operating trends such as occupancy levels, rental rates and operating costs on properties that were operational for two comparable periods. Other REITs may use different methodologies for calculating Same Store NOI, and accordingly, the Company’s Same Store NOI may not be comparable to other REITs.
     However, Same Store NOI should not be viewed as an alternative measure of the Company’s financial performance since it does not reflect the operations of the Company’s entire portfolio, nor does it reflect the impact of general and administrative expenses, acquisition-related expenses, interest expense, depreciation and amortization costs, other nonproperty income and losses, the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, or trends in development and construction activities which are significant economic costs and activities that could materially impact the Company’s results from operations.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Management Statements on Non-GAAP Supplemental Measures
EBITDA:
     Management believes that earnings before interest expense, depreciation and amortization, gain/loss on early extinguishment of debt, net gains and losses on disposition of discontinued operations, net income attributable to noncontrolling interests, preferred dividends and distributions, and impairment losses (“EBITDA”) is a useful supplemental measure of the Company’s operating performance. When considered with other GAAP measures and FFO, management believes EBITDA gives the investment community a more complete understanding of the Company’s operating results, including the impact of general and administrative expenses and acquisition-related expenses, before the impact of investing and financing transactions and facilitates comparisons with competitors. Management also believes it is appropriate to present EBITDA as it is used in several of the Company’s financial covenants for both its secured and unsecured debt. However, EBITDA should not be viewed as an alternative measure of the Company’s operating performance since it excludes financing costs as well as depreciation and amortization costs which are significant economic costs that could materially impact the Company’s results of operations and liquidity. Other REITs may use different methodologies for calculating EBITDA and, accordingly, the Company’s EBITDA may not be comparable to other REITs.
Funds From Operations:
     The Company calculates FFO in accordance with the White Paper on FFO approved by the Board of Governors of NAREIT. The White Paper defines FFO as net income or loss calculated in accordance with GAAP, excluding extraordinary items, as defined by GAAP, and gains and losses from sales of depreciable operating property, plus real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), and after adjustment for unconsolidated partnerships and joint ventures.
     Management believes that FFO is a useful supplemental measure of the Company’s operating performance. The exclusion from FFO of gains and losses from the sale of operating real estate assets allows investors and analysts to readily identify the operating results of the assets that form the core of the Company’s activity and assists in comparing those operating results between periods. Also, because FFO is generally recognized as the industry standard for reporting the operations of REITs, it facilitates comparisons of operating performance to other REITs. However, other REITs may use different methodologies to calculate FFO, and accordingly, the Company’s FFO may not be comparable to all other REITs.
     Implicit in historical cost accounting for real estate assets in accordance with GAAP is the assumption that the value of real estate assets diminishes predictably over time. Since real estate values have historically risen or fallen with market conditions, many industry investors and analysts have considered presentations of operating results for real estate companies using historical cost accounting alone to be insufficient. Because FFO excludes depreciation and amortization of real estate assets, management believes that FFO along with the required GAAP presentations provides a more complete measurement of the Company’s performance relative to its competitors and a more appropriate basis on which to make decisions involving operating, financing and investing activities than the required GAAP presentations alone would provide.
     However, FFO should not be viewed as an alternative measure of the Company’s operating performance since it does not reflect either depreciation and amortization costs or the level of capital expenditures and leasing costs necessary to maintain the operating performance of the Company’s properties, which are significant economic costs and could materially impact the Company’s results from operations.
Funds Available for Distribution:
     Management believes that Funds Available for Distribution (“FAD”) is a useful supplemental measure of the Company’s liquidity. The Company computes FAD by adding to FFO the noncash amortization of deferred financing costs, debt discounts and share-based compensation awards, adjustment to GAAP gain/loss on early extinguishment of debt and contractual cash rents received in advance of revenue recognition, then subtracting tenant improvements, leasing commissions and recurring capital expenditures, and eliminating the net effect of straight-line rents, amortization of deferred revenue related to tenant improvements and cash received prior to revenue recognition and amortization of above (below) market rents for acquisition properties. FAD provides an additional perspective on the Company’s ability to fund cash needs and make distributions to stockholders by adjusting FFO for the impact of certain cash and noncash items, as well as adjusting FFO for recurring capital expenditures and leasing costs. Management also believes that FAD provides useful information to the investment community about the Company’s financial position as compared to other REITs since FAD is a liquidity measure used by other REITs. However, other REITs may use different methodologies for calculating FAD and, accordingly, the Company’s FAD may not be comparable to other REITs.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Reconciliation of Same Store Net Operating Income to Net (Loss) Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Same Store Cash Net Operating Income	$45,227	$44,822	$130,737	$137,396
Adjustments:
GAAP Operating Revenues Adjustments, net	3,352	3,471	13,424	13,976
GAAP Operating Expenses Adjustments, net	857	(243)	843	(395)

Same Store GAAP Net Operating Income	49,436	48,050	145,004	150,977
Non-Same Store GAAP Net Operating Income	7,430	1,116	11,690	3,585

Net Operating Income excluding discontinued operations	56,866	49,166	156,694	154,562
Net Operating Loss from discontinued operations	—	—	—	(199)

Net Operating Income, as defined (1)	56,866	49,166	156,694	154,363
Adjustments:
General and administrative expenses	(7,273)	(7,662)	(21,096)	(22,023)
Acquisition-related expenses	(354)	—	(1,624)	—
Depreciation and amortization (including discontinued operations)	(30,054)	(21,968)	(74,714)	(66,633)
Interest income and other net investment gains	337	501	703	1,074
Interest expense	(15,853)	(10,926)	(40,897)	(35,041)
Gain (loss) on early extinguishment of debt	—	3,119	(4,564)	3,119
Net gain on dispositions of discontinued operations	—	—	—	2,485

Net Income	3,669	12,230	14,502	37,344
Net loss (income) attributable to noncontrolling common units of the Operating Partnership	4	(320)	(128)	(1,144)
Preferred distributions and dividends	(3,799)	(3,799)	(11,397)	(11,397)

Net (Loss) Income Available to Common Stockholders	$(126)	$8,111	$2,977	$24,803

(1)	Please refer to page 30 for Management Statements on Net Operating Income and Same Store Net Operating Income.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Reconciliation of EBITDA to Net (Loss) Income Available to Common Stockholders
(unaudited, $ in thousands)

	Three Months Ended
	September 30,
	2010	2009
Net (Loss) Income Available to Common Stockholders	$(126)	$8,111
Interest expense	15,853	10,926
Depreciation and amortization	30,054	21,968
Gain on early extinguishment of debt	—	(3,119)
Net (loss) income attributable to noncontrolling common units of the Operating Partnership	(4)	320
Preferred distributions and dividends	3,799	3,799

EBITDA (1)	$49,576	$42,005

(1)	Please refer to page 31 for a Management Statement on EBITDA.

Kilroy Realty Corporation
Third Quarter 2010 Supplemental Financial Report
Reconciliation of Funds Available for Distribution to GAAP Net Cash Provided by Operating Activities
(unaudited, $ in thousands)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2010	2009	2010	2009
Funds Available for Distribution (1)	$14,760	$23,920	$39,246	$72,965
Adjustments:
Tenant improvements, leasing commissions and recurring capital expenditures	15,077	9,017	40,995	18,697
Gain on early extinguishment of debt	—	(3,119)	—	(3,119)
Additional cash gain on early extinguishment of debt	—	(1,549)	—	(1,549)
Depreciation for furniture, fixtures and equipment	234	209	665	615
Preferred distributions and dividends	3,799	3,799	11,397	11,397
Provision for uncollectible tenant receivables	(127)	243	(113)	401
Changes in assets and liabilities and other adjustments, net(2)	3,797	4,578	2,738	(1,407)

GAAP Net Cash Provided by Operating Activities	$37,540	$37,098	$94,928	$98,000

(1)	Please refer to page 31 for a Management Statement on Funds Available for Distribution.

(2)	Primarily includes changes in the following assets and liabilities: marketable securities; current receivables; deferred leasing costs; prepaid expenses and other assets; accounts payable, accrued expenses and other liabilities; and rents received in advance and tenant security deposits.